UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
  Pre-Effective Amendment No.                                           [ ]
  Post-Effective Amendment No. 3                                        [X]
                                      and
THE INVESTMENT COMPANY ACT OF 1940                                      [X]
  Amendment No. 5

MH Elite Portfolio of Funds, Inc.     (Exact Name of Registrant as Specified
                                       in Charter)
220 Russell Ave., Rahway, NJ 07065    Address of Principal Executive Offices)

1-800-318-7969                        (Registrants Telephone Number)

Harvey Merson, 220 Russell Ave., Rahway, NJ 07065      (Name and Address of
Jeff Holcombe, 220 Russell Ave., Rahway, NJ 07065       Agents for Service)

Approximate Date of Proposed Public Offering:   As soon as practicable after
the effective date of this registration.

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to Rule 485 (b)
  [X] on September 1, 2001 pursuant to Rule 485 (b)
  [ ] 60 days after filing pursuant to Rule 485 (a)(1)
  [ ] on (date) pursuant to Rule 485 (a)(1)
  [ ] 75 days after filing pursuant to Rule 485(a)(2)
  [ ] on (date), pursuant to Rule 485 (a)(2)


Pursuant to rule 24f-2 under the Investment Company Act of 1940, an indefinite number of securities have been registered by this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(A) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to section 8(A) may determine.

                           Cross Reference Sheet


          INFORMATION REQUIRED                      CAPTIONS IN FILING

Part A: IN A PROSPECTUS
Item 1. Front and Back Cover Pages           Front and back cover pages
Item 2. Risk/Return Summary: Investment      Investment Risks, Performance
          Risks, and Performance
Item 3. Risk/Return Summary: Fee Table       Fund Expenses
Item 4. Investment Objectives, Principal     Investment Objectives, Investment
          Investment Strategies, and         Strategies
            Related Risks
Item 5. Management's Discussion of           Not Applicable
          of Fund Performance
Item 6. Management, Organization and         Investment Adviser
          Capital Structure
Item 7. Shareholder Information              How To Buy Shares, How to Sell
                                             Shares, Pricing of Fund Shares,
                                             Retirement Plans, Distribution
                                             and Taxes, To Obtain Additional
                                             Information
Item 8. Distribution Arrangements            Not Applicable
Item 9. Financial Highlights Information     Financial Highlights


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents     Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and its
           Investment and Risks
Item 13. Management of the Fund               Management of the Fund,
                                              Officers and Directors of the Fund
Item 14. Control Persons and Principal
         Holders of Securities
Item 15. Investment Advisory and Other
         Services                             Included in Prospectus
Item 16. Brokerage Allocation and Other
         Practices                            Not Applicable
Item 17. Capital Stock & Other Securities     Capitalization
Item 18. Purchase, Redemption and Pricing of
         Securities Being Offered             Included in Prospectus
Item 19. Tax Status                           Tax Status
Item 20. Underwriters                         Not Applicable
Item 21. Calculation of Performance Data      Calculation of Performance Data
Item 22. Financial Statements                 Financial Statements


Part C:  OTHER INFORMATION
Item 23. Exhibits                            Exhibits
Item 24. Persons Controlled By or Under      Persons Controlled By or Under
         Common Control with the Fund        Common Control with Registrant
Item 25. Indemnification                     Indemnification
Item 26. Business and Other Connections of   Business and Other Connections of
         Investment Adviser                  Investment Adviser
Item 27  Principal Underwriters              Principal Underwriter
Item 28. Location of Accounts and Records    Location of Accounts & Records
Item 29. Management Services                 Management Services
Item 30. Undertakings                        Undertakings

                        MH Elite Portfolio of Funds, Inc.
                              220 Russell Avenue
                               Rahway, NJ 07065
                                1-800-318-7969
                               www.mhelite.com

PROSPECTUS                                                     September 1, 2001

                             Table of Contents


        Investment Objectives ......................................2
        Investment Strategies ......................................2
        Fund Expenses ..............................................3
        Performance ................................................4
        Investment Risks ...........................................5
        Investment Adviser .........................................5
        Pricing of Fund Shares .....................................6
        How To Buy Shares ..........................................7
        How To Sell Shares .........................................7
        Retirement Plans ...........................................8
        Distribution and Taxes .....................................8
        Financial Highlights ......................................10
        To Obtain Additional Information ..........................11


This prospectus is intended to provide important information to help you evaluate whether the MH Elite Portfolio of Funds, Inc. maybe right for you. Please read it carefully before investing and keep it for future reference.










               These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the commission passed upon the accuracy or adequacy of this this prospectus. Any representation to the contrary is is a criminal offense.

INVESTMENT OBJECTIVES

MH Elite Portfolio of Funds, Inc. ("the Fund") is an open-end diversified management investment company with an investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objective through in-vestments in other diversified and non-diversified open end investment companies ("underlying funds") which in turn, invest principally (i.e. at least 65% of their total assets) in equity securities. The investment objective of the underlying funds will be, consistent with the investment objective of the Fund, long-term capital appreciation.


INVESTMENT STRATEGIES

The Fund seeks to achieve this objective by investing at least 65% of its total assets in a diversified group of approximately fifteen to fifty underlying funds which invest 65% of their total assets in equity securities and whose investment objective is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund will emphasize funds that invest in companies whose median market capitalization is less than two billion dollars, at the time of initial purchase, commonly referred to as small and/or micro cap funds.

The Investment Adviser reviews and evaluates funds based on their investment style, policies, and past performance. Other criteria considered in making a determination include the portfolio manager, transaction and operating expenses and fees, portfolio composition and liquidity, and quality and types of share-holder services provided. The Fund will invest in underlying funds that can be purchased at their net asset value without sales charges, upfront or deferred, and have a maximum limit on 12B-1 fees of .25%. Refer to the Statement of Additional Information for more information concerning the investment policies and practices of the underlying funds.

FUND EXPENSES

The following describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses and fees set forth below are for the 2001 fiscal year.

                        Shareholder Fees
            (fees paid directly from your investment)

    Maximum Sales Load Imposed on Purchases                   None
    Maximum Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                                       None
    Redemption Fees                                           None
    Exchange Fees                                             None
    Maximum Account Fee                                       None

                      Annual Fund Operating Expenses
             (expenses that are deducted from the Fund Assets)

    Management Fees                                           1.00%
    Distribution (and/or Service) (12b-1) Fees                None
    Other Expenses                                            0.25%
                                                              -----
    Total Annual Fund Operating Expenses                      1.25%

Expense Example
                                     --------------------------------
Use this table to compare fees      |    1       3      5       10   |
and expenses of the Fund            |  Year    Years  Years    Years |
with those of other mutual          |  $125    $389   $674     $1483 |
funds.  This example                 --------------------------------
illustrates the amount of fees
and expenses you would pay,
and assumes the following:

- $10,000 investment        - no changes in the Fund's operating expenses
- 5% annual return          - reinvestment of dividends and distributions
                            - redemption at the end of each time period

Because this example is hypothetical and for comparison purposes only, actual expenses may be greater or lesser than those shown.

The Fund is offered on a no-load basis, which means that you pay no sales com-missions or 12b-1 marketing fees. You will, however, incur expenses for invest-ment advisory, management, administrative, and service fees, which are included in the management fees and other expenses.

PERFORMANCE

The chart below is intended to provide you with an indication of the risks of investing in the MH Elite Portfolio of Funds by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

MH Elite Portfolio of Funds
[bar chart]
1998(1)  -7.6 %
1999     32.9 %
2000      1.5 %
2001(2)   7.1 %

The table below is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above

                   ----------------------------------------
                  | Best quarter       27.6%       Q4 1999 |
                  | Worst quarter     -17.8%       Q3 1998 |
                   ----------------------------------------

The table below allows you to compare the Fund's performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

Average annual total returns                            Since inception
    (as of 6-30-2001)                   One Year          (3/18/1998)
    ------------------------------------------------------------------------
    MH Elite Portfolio of Funds          - .15 %             8.98 %
    Russell 2000 Index                     .66 %             3.89 %
    ------------------------------------------------------------------------

The Russell 2000 index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 index. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.

(1) 1998 - From inception: 3/18/1998 to 12/31/1998
(2) 2001 - As of 6/30/2001

INVESTMENT RISKS

There are a number of risks and other considerations which a potential investor in the Fund should consider. Some of these relate to an investment in a securi-ty of any kind, other are peculiar to a fund which invests in other funds, and still others concern certain legal requirements applicable to funds which in-vest in other funds.

An investment in any security involves a certain amount of risk, and this is true of an investment in the Fund, too. Although the Fund diversifies its portfolio by investing in other mutual funds, which tends to minimize risk somewhat, it does not eliminate risk altogether.

The value of your investment in the Fund will fluctuate in response to stock market conditions. In the past, investing in small cap stock funds has been riskier than investing in funds that concentrate in large and mid cap stocks. Stock prices of small cap companies tend to be more volatile than mid and large cap companies with sharp price movements in both up and down markets. You could therefore lose money on your investment in the Fund. You should consider an investment in the Fund as a long-term investment.

The Fund is independent from any of the underlying funds in which it invests and has little voice in or control over the investment practices, policies, or deci-sions of those funds. If the Fund disagrees with those practices, policies, or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. Also, the investment advisers of the underlying funds may simultaneously pursue inconsistent or contradictory courses of action; for example, one fund may be purchasing securities of the same issuer whose securities are being sold by another underlying fund, with the result the Fund would incur indirect expenses without any corresponding investment or economic benefit.

An investor in the Fund will indirectly pay higher expenses than if the under-lying shares were owned directly. An investor who invests directly in a fund will pay a pro rata share of the fund's operating expenses (i.e. management fees, distribution fees, and other expenses). An investor in the Fund, on the other hand, must not only pay the operating expenses related to the Fund, but must also pay a portion of similar expenses of the underlying funds.

INVESTMENT ADVISER

MH Investment Management, Inc. is a New Jersey corporation that acts as an Investment Adviser to the Fund. Mr. Harvey Merson and Mr. Jeff Holcombe estab-lished the company on October 20, 1997 and are the sole owners, directors and officers of MH Investment Management, Inc.. Mr. Harvey Merson, portfolio manager, is primarily responsible for the day to day management of the Fund's portfolio. He also serves as the portfolio manager for the Integrity Small Cap Fund of Funds. Mr. Merson is a graduate of Rider College with a Bachelor of Science degree in Business Administration. He has held a NASD series 7 license since 1982, and is registered with the State of New Jersey as a Registered Investment Adviser. Mr. Merson has been assisting clients with the purchasing, monitoring, and sale of mutual funds for the last 18 years. Mr. Jeff Holcombe, chief information officer, is primarily responsible for the administrative operations of the fund. Mr. Holcombe is a graduate of Montclair State College with a Bachelor of Science degree in Business Administration, and Fairleigh Dickinson University with a Master of Business Administration in Finance.
Mr. Holcombe is currently a Director of Software Development with Telcordia Technologies, Inc., and has provided computer consulting services for the last 15 years.

The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's daily net assets.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical and advisory services to the Fund; to make specific recommendations based on the Fund's investment requirements; and to pay salaries of the Fund's employees who may be officers or directors or employees of the In-vestment Adviser. The Investment Adviser paid the initial organizational costs of the Fund.

PRICING OF FUND SHARES

The net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. On each day the New York Stock Exchange is open for trading, the net asset value is determined as of the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

The Fund's assets consist of shares of underlying funds, which are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors.

HOW TO BUY SHARES

The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the application with payment to the Fund and is computed in the manner described under the caption "PRICING OF FUND SHARES" in this Prospectus. The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial purchase of shares of the Fund may be made by application submitted to the Fund. You may also purchase shares in the Fund through brokers
(e.g. TD Waterhouse) and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.
You will also generally have to address your correspondence or questions regarding the Fund to your institution. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $10,000.00. Subsequent purchases may be made by mail. The minimum amount for subsequent purchases is $1,000.00.

The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the share-holder at net asset value as of the close of business on the distribution date. A Shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such share-holder in cash. Shares will be issued to three decimal places as purchased from the fund. The fund will maintain an account for each shareholder of shares for which no certificates have been issued.

HOW TO SELL SHARES

The Fund will redeem all or any part of the shares of any shareholder who submits a written request with signature(s) guaranteed to the Fund. Signature(s) must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. If the amount of the redemption proceeds is $100,000.00 or less, a signature guarantee is not required. The Fund will also accept telephone redemptions for amounts up to $50,000. The check will be mailed to the address to which the account is registered.

The sale price of each share will be the next NAV determined after the Fund receives our request. Payment by the Fund will ordinarily be made within three business days of receipt of request. The Fund may suspend the right of redemp-tion or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. For recently purchased shares, the Fund may delay payment of redemption proceeds for up to 15 days from date of purchase or until the check has cleared, which ever occurs first. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services.

RETIREMENT PLANS

The Fund offers shares in connection with tax-deferred retirement plans. Appli-cation forms and additional information about these plans, including applicable fees, are available from the Fund. Monies deposited into a qualified account will be invested in shares of the Fund upon filing of the appropriate forms. Before investing in the Fund through such a plan, an investor should consult a tax adviser. Due to minimum purchase requirements, the retirement plans avail-able are intended to be used in conjunction with rollovers and transfers from individual retirement accounts ('IRAs'), and employer sponsored plans
(i.e. Section 401K plans, H-R-10 Plans, 403B, etc.).

The Fund will contract with an independent or outside firm to serve as trustee for the Fund's retirement plans.

DISTRIBUTION AND TAXES

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must supply the Fund with your Social Security or Taxpayer Identification Number, and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Jonathan Shore CPA of the firm Gibot, Willenbacher & Co., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information or annual report, which is available upon request.


                                   Unaudited
                                  Six Months     Year       Year        Year
                                     Ended       Ended      Ended       Ended
                                   6/30/2001     2000       1999        1998(1)
Selected per share data and
  ratios for the period

Net Asset Value,
   Beginning of Period               $ 5.81     $ 6.04     $ 4.62       $ 5.00

Income From Investment Operations

Net Investment Income                  (.02)       .41        .19          .10
Net Realized and Unrealized
   Gain (loss) on Investments           .45       (.46)      1.33         (.48)

Total From Investment Operations        .43       (.05)      1.52         (.38)

Less Distributions                       0        (.32)      (.10)          0

Net Asset Value, End of Period       $ 6.22     $ 5.81     $ 6.04       $ 4.62

Total return                           7.1 %      1.5 %     32.9 %       (7.6 %)

Ratios/Supplement Data

Net Assets, End of Period        $1,907,350  $ 1,570,834  $ 1,033,647  $ 435,101

Ratio of Expenses to
   average net assets                  1.0 %      1.3 %      1.0 %        1.0 %

Ratio of net investment income
   (loss) to average new assets        (.4%)      8.4 %      4.3 %        3.6 %

Portfolio turnover rate               15.0 %(2)  50.0 %      41.0 %      24.5 %

(1) Commenced operations in 3-18-1998
(2) Not Annualized

TO OBTAIN ADDITIONAL INFORMATION

If you would like additional information or would like to make inquiries about MH Elite Portfolio of Funds, Inc., free reports on the Fund are available upon request and inquiries may be directed:

By telephone:          1-800-318-7969

By mail:               MH Elite Portfolio of Funds, Inc.
                       220 Russell Avenue
                       Rahway, New Jersey 07065

By e-mail:             info@mhelite.com

Internet:              www.mhelite.com

Ticker symbol:         MHELX


Shareholder Reports

The Fund's Annual and Semi-Annual reports contain additional information about the Fund's investments. The Fund's Annual report contains a discussion of the market conditions and investment strategies that significantly affect the performance of the Fund during the last fiscal year. Both the Annual and Semi-Annual reports also contain performance information, financial statements, complete portfolio holdings, and are sent to all shareholders.

Statement of Additional Information

The SAI contains more comprehensive information on the Fund. The SAI is incorporated by reference into this prospectus which makes it legally part of this prospectus.

A copy of the SAI may be obtained without charge, by writing to the Fund or the Securities and Exchange Commission (SEC). All materials from the Fund are distributed free, the SEC charges a duplicating fee. You also can review these materials at the SEC's public reference room in Washington, DC.


                        Securities and Exchange Commission
                        Washington, DC 20549-0330
                        Telephone Number - 1-800-SEC-0330
                        Website - www.sec.gov

Investment Company Act File Number 811-08763

MH Elite Portfolio of Funds, Inc.             MH Elite Portfolio of Funds, Inc.
                                                       1-800-318-7969
                                                      www.mhelite.com

Investment Adviser                               A mutual fund composed of a
  MH Investment Management, Inc                diversified group of underlying
  220 Russell Avenue                             funds for long-term capital
  Rahway, New Jersey 07065                               appreciation.







                                                            Prospectus
                                                         September 1, 2001

                         MH Elite Portfolio of Funds, Inc.
                                220 Russell Avenue
                                Rahway, NJ 07065
                                 1-800-318-7969




                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 2001


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated September 1, 2001. To obtain the Prospectus, please write the Fund or call the telephone number shown above.


                               TABLE OF CONTENTS

                  Fund History ............................  2
                  Selection of Underlying Funds ...........  2
                  Fund Risks and Other Considerations .....  2
                  Portfolio Turnover Policy ...............  3
                  Investment Restrictions .................  3
                  Capitalization ..........................  4
                  Management of the Fund ..................  4
                  Officers and Directors of the Fund ......  5
                  Control Persons and Principle Holders
                     of Securities ........................  6
                  Tax Status ..............................  6
                  Calculation of Performance Data .........  7
                  Custodian and Transfer Agent ............  7
                  Reports to Shareholders .................  7
                  Litigation ..............................  8
                  Investment Policies and Practices of
                    Underlying Funds ......................  8
                  Selection of Auditors ................... 14
                  Auditor's Report ........................ 15
                  Financial Statements
                     Schedule of Assets and Liabilities ... 16
                     Statement of Operations .............. 17
                     Statement of Change in Net Assets .... 18
                     Financial Highlights ................. 19
                     Notes to the Financial Schedules
                          and Statements .................. 20

FUND HISTORY

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933, the sale and issuance of 20,000 shares of capital stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additional paid in capital) to its initial investor on February 17, 1998.


SELECTION OF UNDERLYING FUNDS

The Investment Adviser exercises broad discretion in choosing which underlying funds to include in the Fund's portfolio. The primary consideration in the selection process is that a prospective fund advance the Fund's stated invest-ment objective of achieving long-term capital appreciation. The Fund will invest at least 65% of its total assets in other open-end (diversified and/or non-diversified)funds which in turn invest at least 65% of their total assets in equity securities, and whose investment objective is long-term capital apprecia-
tion.   The Fund will emphasize funds that invest in companies whose median market capitalization is less than two billion, at the time of initial purchase, commonly referred to as small and/or micro cap funds.


FUND RISKS AND OTHER CONSIDERATIONS

The underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the underlying funds in which the Fund invests may be authorized to invest 100% of their assets in securities of foreign is-suers and engage in foreign currency transactions with respect to these invest-ments; invest in restricted or illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; concentrate 25% or more of their assets in one industry; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; and in-vest in start-up and unproven companies. The risks involved in certain of these practices and techniques are described in this prospectus and/or in the State-ment of Additional Information.

The underlying funds may invest a portion of their assets in foreign securities. The Fund places no limit on the extent to which the underlying funds may invest in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve cer-tain considerations comprising both opportunity and risk not typically assoc-iated with investing in U. S. dollar-denominated securities. Risks unique to international investing include: (1) restrictions on foreign investment and on repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars; (4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers, and issuers of securities; (10) less financial information available to investors;
(11) difficulty in enforcing legal rights outside the U.S.; and (12) higher costs, including custodial fees. These risks are often heightened for invest-ments in emerging or developing countries.

The Investment Company Act of 1940 (the "1940 Act") imposes certain conditions on funds which invest in other funds. The Fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding stock of another fund. The Fund may have to forgo what the Investment Adviser deems to be an advantageous purchase because of this restriction. The 1940 Act also provides that an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result of this provision, the Investment Adviser may be unable to liquidate more than 1% of an underlying fund's securities should mar-ket or other considerations indicate the advisability of doing so. The 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting of proxies with respect to securities of underlying funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities.

The practices of selling listed call options ("calls") and purchasing put options ("puts") by the underlying funds should be considered. Refer to the Statement of Additional Information for a detailed discussion of the risks pertaining to call and put options.

Underlying funds may invest up to 35% of their total assets in a variety of other securities which includes junk bonds. Investing in junk bonds (bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's) involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately spec-ulative with respect to the issuer's continuing ability to meet principal and interest payments. Refer to the Statement of Additional Information for a detailed discussion of the risks pertaining to junk bonds.

Although the Fund invests in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U. S. Treasury bills and other U. S.Government securities, commercial paper, certificates of deposit, and banker's acceptance. When the Fund invests for temporary defensive purposes, it may do so without any percent-age limitations. Cash, short-term debt securities, and money market mutual funds held for investments or redemptions may not exceed 35% of the Fund's total assets.


PORTFOLIO TURNOVER POLICY

The Fund does not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composi-tion of the portfolio, in which event, the portfolio turnover rate might sub-stantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.


INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment policies which, together with the investment objective of the Fund, cannot be changed without the approv-al by holders of a majority of the outstanding shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the out-standing shares of the Fund. The Fund has also adopted a number of other in-vestment policies which are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval.

Under its fundamental investment policies, the Fund, through its investment in underlying funds, will not invest 25% or more of its assets in one industry. The Fund may borrow money from a bank for temporary or emergency purposes, but only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if im-mediately thereafter there is an asset coverage of at least 300%.

Under its non-fundamental investment policies, the Fund will invest at least 65% of the value of its total assets in open-end, diversified and/or non-diversified investment companies. The Fund, and all affiliated persons, will, immediately after purchase or acquisition, not own more than 3% of the total outstanding stock of another registered investment company. The Fund, will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

Additionally, the Fund may not:

1) Purchase securities of any one issuer if as a result more that 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; pro-vided, however, that up to 25% of the Fund's total assets may be invested with-out regard to this limitation and provided further that this limitation does not apply to securities issued by the U.S. Government, its agencies or instru-mentalities, nor to securities issued by other open-end investment companies.

2) Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness which the Fund is permitted to incur.

3) Purchase or sell commodities or commodity contracts.

4) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connec-tion with the disposition of portfolio securities.

5) Invest in real estate or real estate mortgage loans, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6) Short securities, purchase on margin, and write put and call options.

7) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.


CAPITALIZATION

The authorized capitalization of the Fund consists of 1,000,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, dis-tribution and liquidation rights with no conversion or preemptive rights. All shares issued are fully paid and non-accessible. Each shareholder has one vote for each share held. Voting rights are non-cumulative, which means that holders of a majority of shares can elect all directors of the Fund if they so choose.


MANAGEMENT OF THE FUND

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and in-vestment restrictions. The Board appoints officers to run the Fund and selects an Investment Adviser to provide investment advice.

OFFICERS AND DIRECTORS OF THE FUND

Officers and Directors of the Fund, together with their addresses, and principal occupations.

                                Position(s) Held        Principle Occupation(s)
Name, Address, and Age          With Registrant         During Past 5 Years

Harvey Merson*                  President               Independent
220 Russell Avenue.             Interested              Financial Adviser
Rahway, NJ 07065                Director
49

Jeff Holcombe*                  Vice-President          Telcordia Technologies
8 Guildford Court               Interested              Director of Software
Annandale, NJ 08801             Director                Development
45

Vincent Farinaro                Non-Interested          Simkins Industries, Inc.
112 Brandywine Drive            Director                Consultant
Florham Park, NJ 07932
73

Howard Samms                    Non-Interested          Johnson and Johnson
62 Colin Court                  Director                Healthcare Systems,
Neshanic Station, NJ 08893                              Director of Finance
56

Jerome Stern                    Non-Interested          Retired
4 Pheasant Run                  Director
Greenbrook, NJ 08812
73

* Directors of the Fund who are considered "Interested Directors" as defined by the Investment Company Act of 1940. Mr. Merson and Mr. Holcombe are President, Vice-President, and owners of the Fund's Investment Adviser.

Mr. Harvey Merson has held a NASD series 7 license since 1982, and is registered with the State of New Jersey as a Registered Investment Adviser. He has been assisting clients with the purchasing, monitoring, and sale of mutual funds and annuities (fixed and variable) for the last 18 years. In addition, Mr. Merson provides financial needs analysis for his clients to determine and satisfy their insurance (life and health) needs.

Mr. Jeff Holcombe is a Director of Development at Telcordia Technologies, Inc.. He is responsible for the planning, design, and development of software systems for the telephony industry.

Mr. Vincent Farinaro is a consultant to the President of Simkins Industries, Inc., a manufacture of paper board and boxes. Mr. Farinaro consultants on all aspects of production, sales, and distribution.

Mr. Howard Samms as Finance Department Director for Johnson and Johnson Healthcare Systems is responsible for all financial requirements of the company, to include monthly reporting, budget development and implementation, capital investment decisions and related asset management functions.

Mr. Jerome Stern has a BA Degree in chemistry from St. Peters College. After a brief career in the laboratory of National Starch Products he turned his atten-tion to sales. In 1957 Mr. Stern formed his own chemical distributorship as President and CEO. After 25 years of operation, he sold the company in 1982 to become sales consultant to a chemical and equipment manufacturer before retiring in 1992.


Each director who is not an "interested person", as that term is defined in the 1940 Act, of the Fund is paid an annual fee of $250.00 for serving on the board of the Fund. Mr. Harvey Merson and Mr. Jeff Holcombe, who are the only "interested persons" of the Fund on the board, receive no compensation for serving on the board.

The Fund does not compensate its officers and directors affiliated with the In-vestment Adviser except as they may benefit through payment of the advisory fee.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Fund, as of August 15,2001, the following persons owned, of record or beneficially 5% or more of the MH Elite Portfolio of Funds, Inc. outstanding shares.


           NAME                  ADDRESS              PERCENT OWNERSHIP

     Raymond Choy            20 Baltic Court                 6.69%
     Grace Choy              Edison, NJ 08820

     Jeff Holcombe           8 Guildford Court               6.65%
                             Annandale, NJ 08801

     Jerome Stern            4 Pheasant Run                  5.90%
                             Greenbook, NJ 08812

     Trust under Lapenta     60 Dunbar Avenue                5.39%
     Oil Co. Deferred        Fords, NJ 08865
     Compensation Plan


The directors and officers as a group own 18% of the Fund's outstanding equity securities.

TAX STATUS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income, the Fund will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such dist-ributions will be taxable to shareholders in the calendar year in which the distributions are declared.

CALCULATION OF PERFORMANCE DATA

The Fund may publish certain total return performance figures in advertisements from time to time. Total return and average annual total return are calculated using the following formulas:

Total Return -

    Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

              ERV - P = Total Return
              -------
                 P

    Where:

    ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

    P   = a hypothetical initial payment of $1,000

    Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

              P(1 + T)n = ERV

    Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

    All performance figures are based on historical results and are not intended to indicate future performance.


CUSTODIAN AND TRANSFER AGENT

The Fund acts as its own custodian and transfer agent. The Fund will contract with an independent or outside firm to serve as trustee for the Fund's retire-ment plans. The Fund purchases its underlying funds directly from the funds, or though a securities brokerage account (e.g. TD Waterhouse).


REPORTS TO SHAREHOLDERS

The Fund sends all shareholders annual reports containing financial statements and other periodic reports, at least semiannually, containing unaudited finan-cial statements.

LITIGATION

As of the date of the Statement of Additional Information, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

Each of the underlying funds must invest at least 65% of their total assets in equity securities. The remaining (up to 35%) total assets of each underlying fund maybe invested in a variety of other securities. Risks related to such securities are discussed below.


Convertible Securities

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a spe-cified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right.

That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conver-sion period, the market value will fall to the extent represented by that pre-mium.


Future Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated 'contract markets' which, through their clearing corporations, guarantee performances of the contracts. Generally, if market interest rates increase, the value of outstanding debt se-curities declines ( and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, al-though sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of dis-posing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of secu-rities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market expo-sure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge an underlying fund's port-folio with regard to market risk as distinguished from risk relating to a spe-cific security. A stock index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained, and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer over-all performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.


Option on Future Contracts

An Underlying fund may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accom-panied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may purchase put options on futures contracts in lieu of, and for the same pur-pose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The underlying fund is required to de-posit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are sev-eral special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the devel-opment and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the pur-chase of options on futures contracts involves less potential risk to that fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to that fund when the use of futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts as described above.


Options Activities

An underlying fund may write (i.e. sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if that fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, that fund will forgo any gain from an increase in the market price of the underlying security over the exercised price.

An underlying fund may purchase a call on securities only to effect a "closing purchase transaction" which is the purchase of a call covering the same under-lying security and having the same exercise price and expiration date as a call previously written by that fund on which it wishes to terminate its obligation. If that fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires ( or until the call is exercised and that fund delivers the under-lying security).

An underlying fund also may write and purchase put options ("puts"). When it writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to their fund at the exercise price at any time during the option period. When purchasing a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is de-signed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exer-cised or sold, it will become worthless on its expiration date.

A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

The underlying fund's custodian, or a securities depository acting for it, gen-erally acts as escrow agent for the securities on which the fund has written puts or calls or for other securities acceptable for such escrow, so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its dis-cretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Hedging

An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against mar-ketwide movements in common stock prices. Although such hedging techniques gen-erally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Junk Bonds

Bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's are commonly known as 'junk bonds'. Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principle and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A fund will be required to dis-tribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise continue to be held. Shareholders will be taxed on these distributions.

The use of credit ratings as the sole method of evaluating junk bonds can in-volve certain risks. For example, credit ratings evaluate the safety of prin-ciple and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid and Restricted Securities

An underlying fund may invest in securities for which there is no readily available market ('illiquid securities') including securities the disposition of which would be subject to legal restrictions (so-called 'restricted securities') and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Fund) could decline.

The Securities and Exchange Commission has adopted rule 144A under the securi-ties Act of 1933, as amended ("the Securities Act"), which permits a fund to sell restricted securities to qualified institutional buyers without limita-tions. Under rule 144A the board of directors of the underlying funds have the flexibility to determine, in appropriate circumstances, that specific rule 144A securities are liquid and not subject to the fund's illiquid securities limita-tion. Investing in rule 144A securities could have the effect of increasing the level of the underlying funds illiquidity to the extent that qualified institu-tional buyers become, for a time, uninterested in purchasing these securities.


Industry Concentration

An underlying fund may concentrate its investment within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctu-ation than an investment in a fund which invests in a broader range of secur-ities.

Leverage Through Borrowing

An underlying fund may borrow on an unsecured basis from banks to increase its holders of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such cover-age if it should decline to less than 300% due to market fluctuations or other-wise, even if disadvantageous from an investment standpoint. Leveraging through borrowing (i.e. purchasing securities with borrowed funds) will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum aver-age balances) which may or may not exceed the interest and option premiums re-ceived from the securities purchased with borrowed funds.

Loans of Portfolio securities

An underlying fund may lend its portfolio securities provided that: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;

(3) the fund will receive any interest or dividends paid on the loaned securi-ties; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Master Demand Notes

Underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured ob-ligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value plus accrued interest at any time.

Repurchase Agreements

Underlying funds, particular money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Short Sales

An underlying fund may sell securities short. In a short sale, a fund sells stock which it does not own, making delivery with securities 'borrowed' from a broker. The fund is then obligated to replace the security borrowed by pur-chasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund.
Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would in-crease the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less that the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the secu-rity declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

A short sale is 'against the box' if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period if time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the pur-chase price and the right to purchase the underlying security.


SELECTION OF AUDITORS

Mr. Jonathan Shore of the firm Gibot, Willenbacher & Co. has been selected as the independent accountant and auditor of the Fund. Mr. Jonathan Shore has no direct or indirect financial interest in the Fund or the Adviser.

Gibot, Willenbacher & Co.                             310 East Shore Road
CERTIFIED PUBLIC ACCOUNTANTS                       Great Neck, New York 11023
                                                         Tel: (516) 482-3660
Neil A. Gibot, CPA                                       Fax: (516) 482-3685
William L. Meringolo, CPA
Johnathan G. Shore, CPA


                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------

To the Shareholders and Board of Directors of MH Elite Portfolio of Funds, Inc.

We have audited the accompanying schedule of investments and statement of assets, liability and net assets of MH Elite Portfolio of Funds, Inc. as of December 31, 2000 and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of MH Elite Portfolio of Funds, Inc. as of December 31, 1999 and 1998 were audited by another auditor whose reports dated January 31, 2000 and February 8, 1999, expressed unqualified opinions on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MH Elite Portfolio of Funds, Inc. as of December 31, 2000, the results of its operations, the change in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                      Gibot, Willenbacher & Co.
                                      -------------------------
                                      CERTIFIED PUBLIC ACCOUNTANTS

Great Neck, New York
February 7, 2001
                                      - 15 -

                          MH Elite Portfolio of Funds, Inc.
                   Statement of Assets, Liability, and Net Assets
                              As of December 31, 2000



ASSETS

  Investment in Securities at value (Cost: $1,442,367)      $ 1,571,047
                                                            -----------
  Total Assets                                              $ 1,571,047
                                                            ===========

LIABILITY AND NET ASSETS

  Liability
    Accrues Expenses                                                240
                                                            -----------
  Total Liabilities                                         $       240

NET ASSETS

  Capital Stock Outstanding at par $.01                     $     2,705
     (shares issued and outstanding 270,463)

  Additional paid-in capital                                $ 1,436,924
  Accumulated undistributed net investment income (loss)          2,498
  Net unrealized appreciation on investments                    128,707
                                                            -----------

  Net Assets                                                $ 1,570,834

  Total Liabilities and Net Assets                          $ 1,571,074
                                                            ===========

  Net asset value per share                                      $ 5.81
                                                                 ======




















The accompanying notes to financial statements are an integral part of these financial statements.

                           MH Elite Portfolio of Funds, Inc.
                                Statement of Operations
                           For Year Ended December 31, 2000

Investment Income

    Dividends                                              $  123,636
    Interest                                                    3,421
                                                           ----------
    Total Investment Income                                $  127,057
                                                           ----------
Expenses

    Investment advisory fees                               $   13,713
    IRA trustee fees                                              855
    Filing fees                                                   633
    Quote service fees                                            567
    Phone                                                         390
    Brokerage fees                                                360
    Taxes                                                         240
    Supplies                                                      123
                                                           ----------
    Total Expenses                                         $   16,881
                                                           ----------

Net Investment Income                                      $  110,176

Net Realized and Unrealized Gain (loss) on Investments

    Net realized gain (loss) from investments              $  (25,870)
    Net change in unrealized appreciation
         (depreciation) on investments                        (97,309)
                                                           -----------
    Net realized and unrealized gain (loss)
         in investments                                    $ (123,179)
                                                           -----------
    Net Increase (Decrease) in net assets resulting
         from operations                                   $  (13,003)
                                                           ===========










The accompanying notes to financial statements are an integral part of these financial statements.

                       MH Elite Portfolio of Funds, Inc.
                       Statement of Change in Net Assets
                For Years Ended December 31, 2000, 1999 and 1998

                                             2000           1999        1998*
Increase (Decrease) in Net Assets
   from Operations

    Net Investment Income               $   110,176    $    31,882    $   9,690
    Net realized gain(loss)
       in investments                       (25,870)       (14,087)    (11,322)
    Net unrealized appreciation
       (depreciation) on investments        (97,309)       225,184        1,733
                                        ------------   ------------   ----------
    Net Income (Decrease) in Net
       Assets from Operations               (13,003)       242,979          101
                                        ------------   ------------   ----------
Dividends and Distributions
   to Shareholders
    Dividends from Net
       Investment Income                    (82,030)       (16,842)         -0-
                                        ------------   ------------   ----------
Capital Share Transactions

    Net Proceeds from Sale of Shares
      (99,260 shares in 2000, 76,979
        shares in 1999 and 74,224
           shares in 1998)                  550,190        355,567      335,000

    Proceeds from Re-invested Dividends      82,030         16,842          -0-
                                        ------------   ------------   ----------

    Net Increase (Decrease) in
       Net Assets from Capital Share
          Transactions                      632,220        372,409      335,000
                                        ------------   ------------   ----------

    Net Increase in Net Assets              537,187        598,546      335,101

Net Assets at Beginning of Period         1,033,647         35,101      100,000
                                        ------------   ------------   ----------

Net Assets at End of Period             $ 1,570,834    $ 1,033,647    $ 435,101
                                        ============   ============   ==========


* The Fund began operations on 3-18-98


The accompanying notes to financial statements are an integral part of these financial statements.

                           MH Elite Portfolio of Funds, Inc.
                                 Financial Highlights

Selected per share data and ratios
   for the period                            2000            1999        1998

Net Asset Value, Beginning of Period        $ 6.04          $ 4.62     $ 5.00
                                            -------         ------     ------
Investment Operations

  Net Investment Income                       0.41            0.19       0.10
  Net realized and Unrealized Gain
     (Loss) on Investments                   (0.46)           1.33      (0.48)
                                            -------         -------    -------

  Income (Loss) From Operations              (0.05)           1.52      (0.38)
                                            -------         -------    -------

Distributions                                (0.32)          (0.10)      -0-

Net Assets Value, End of Period             $ 5.81          $ 6.04    $ 4.62
                                            =======         =======   =======

Total Return                                  1.5 %          32.9 %    (7.6 %)
                                           ========        ========   ========

Ratios/Supplement Data

Net Assets, End of Period                $ 1,570,834    $ 1,033,647    $ 435,101

Ratio of net expenses to average
   net asset                                   1.3 %          1.0 %        1.0 %

Ratio of net investment income to
   average new assets                          8.4 %          4.3 %        3.6 %

Portfolio turnover rate                       50.0 %         41.0 %       24.5 %






The accompanying notes to financial statements are an integral part of these financial statements.

                           MH Elite Portfolio of Funds, Inc.
                           Notes to the Financial Statements
                                  December 31, 2000


NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933, the sale and issuance of 20,000 shares of capital stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additional paid in capital) to its initial investor on February 17, 1998. Harvey Merson and Jeff Holcombe, who as owners of MH Investment Management are the investment advisors to the Fund, each own fifty percent of MH Elite Portfolio of Funds, Incorporated as a whole. They are also shareholders in the Fund and own 1,630.722 and 21,450.913 shares respectively, as of December 31, 2000.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there was an additional infusions of capital in the amount of $ 335,000.00 in 1998 and $ 355,567 in 1999, $ 550,190 in 2000
with 74,224, 76,979, and 99,260 shares issued respectively.

NOTE 3 - Organization Costs

Organizational costs were borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees are the responsibility of the Fund's Investment Adviser.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be funded by the Fund's Investment Adviser.

NOTE 6 - Investment Advisory Agreement

The Investment Adviser, MH Investment Management Incorporated, furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. For the period ended December 31, 2000 this fee was $13,713.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total fees of 1.25%. For the period ended December 31, 2000 these fees were $ 16,881.

Note 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from the sale of securities for the year ended December 31, 2000 aggregated $ 909,866 and $ 699,456 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes. At December 31, 2000, on a tax basis, gross unrealized appreciation on investments was $ 128,707.

Note 9 - Capital Stock

As of December 31, 2000, 270,463 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $ 1,436,924. This includes a dividend reinvestment of $ 16,842 in 1999, and $ 82,030 in 2000.

NOTE 10 - Summary of Significant Accounting Policies and General

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assump-tions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a) Underlying Fund Valuation
Underlying funds are valued at the last reported net asset value as quoted by the respective fund with the resulting unrealized gains and losses included in income. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c)  Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions of $ 16,842 in 1999 and $ 82,030 in 2000, were reinvested in the Fund. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d) Federal Taxes
The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost or average cost.

f) Investment in Firm Securities
Mutual funds owned by the Fund are stated at quoted market value with the resulting unrealized gain and losses included in income.

g) Concentration if Credit Risks
The Fund maintains 86.3% of its holdings, including a money market account, at TD Waterhouse Institutional Services. The account at TD Waterhouse, and other accounts held by the Fund, are not FDIC insured.

The Fund's proprietary positions and trading activities expose it to market risk, which is influenced by the volatility and liquidity in the financial markets. the Fund attempts to control its exposure to market risk by use of various analytical monitoring techniques.

                            FORM N-1A

                    PART C - OTHER INFORMATION

Item 23. Exhibits
      (a)   Articles of Incorporation
      (b)   By-Laws
      (c)   Not Applicable
      (d)   Investment Advisory Contract
      (e)   Not Applicable
      (f)   Reimbursement Agreements with Officers and/or Directors
      (g)   Not Applicable
      (h)   Not Applicable
      (i)   Opinion of Counsel Concerning Fund Securities (1)
      (j)   Consent of Independent Accountant (2)
      (k)   Not Applicable
      (l)   Not Applicable
      (m)   Not Applicable
      (n)   Not Applicable
      (o)   Not Applicable

  (1) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 1, 1998, and incorporated by reference herein.

  (2) Filed herewith.

Item 24. Persons Controlled by or Under Common Control of the Fund

         Not Applicable

Item 25. Indemnification

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemni-fication is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnifica-tion against such liabilities (other than the payment by the regis-trant of expenses incurred or paid by a director, officer or control-ling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or control-ling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         The officers and directors of the Investment Adviser are Harvey Merson and Jeff Holcombe. Harvey Merson residing at 220 Russell Avenue, Rahway, New Jersey 07065 is a Registered Investment Adviser registered in the state of New Jersey. Harvey Merson provides portfolio management services for the Integrity mutual funds. Jeff Holcombe residing at 8 Guildford Court, Annandale, New Jersey 08801 is employed at Telcordia Technologies, Inc. as a Director of Software Development. Harvey Merson and Jeff Holcombe are officers and directors of MH Associates, Inc. which provides wholesaling and marketing support to Integrity mutual funds.

Item 27. Principal Underwriters

         (a) Not Applicable
         (b) Not Applicable
         (c) Not Applicable

Item 28. Location of Accounts and Records

         All fund records are held at corporate headquarters, 220 Russell Avenue, Rahway, New Jersey 07065.

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the MH Elite Portfolio of Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rahway and State of New Jersey, on the 28th day of July 2000.


                                          MH Elite Portfolio of Funds, Inc.


                                          Harvey Merson
                                          President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                            Date


Harvey Merson           President, CEO and Director                  8-20-2001

Jeff Holcombe           Vice-President, CIO and Director             8-20-2001

Vincent Farinaro        Director                                     8-20-2001

Howard Samms            Director                                     8-20-2001

Jerome Stern            Director                                     8-20-2001